Exhibit 99.2

EXECUTION COPY

ARCH CAPITAL GROUP LTD.

(a Bermuda limited company)

$300,000,000
7.35% Senior Notes due 2034

UNDERWRITING AGREEMENT

Dated as of April 29, 2004

Table of Contents

SECTION 1.	Representations and Warranties of the Company.

	(a)	Representations and Warranties by the Company
		(i)	Compliance with Registration Requirements
		(ii)	Incorporated Documents
		(iii)	Independent Accountants
		(iv)	Financial Statements
		(v)	No Material Adverse Change in Business
		(vi)	Good Standing of the Company
		(vii)	Good Standing of Subsidiaries
		(viii)	Capitalization
		(ix)	Authorization of Agreement, Indenture and Securities
		(x)	Description of the Securities and the Indenture
		(xi)	Absence of Claim to Commission or Fee
		(xii)	Absence of Defaults and Conflicts
		(xiii)	Compliance with Laws
		(xiv)	Absence of Labor Dispute
		(xv)	Absence of Proceedings
		(xvi)	Exhibits
		(xvii)	Possession of Intellectual Property
		(xviii)	Absence of Further Requirements
		(xix)	Possession of Licenses and Permits
		(xx)	Title to Property
		(xxi)	Compliance with Cuba Act
		(xxii)	Investment Company Act
		(xxiii)	1934 Act Reporting
		(xxiv)	No Manipulation
		(xxv)	Insurance Laws
		(xxvi)	Full Force and Effect of Treaties
		(xxvii)	Dividends
		(xxviii)	Change in Insurance Laws or Regulations
		(xxix)	Absence of Registration Rights
		(xxx)	Internal Accounting and Controls
		(xxxi)	Compliance with Sarbanes-Oxley
	(b)	Officer’s Certificates

SECTION 2.	Sale and Delivery to Underwriters; Closing.

	(a)	Sale of Securities
	(b)	[Reserved].
	(c)	Payment
	(d)	Denominations; Registration
	(e)	Representations, Warranties and Covenants of the Underwriters

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SECTION 3.	Covenants of the Company

	(a)	Compliance with Securities Regulations and Commission Requests
	(b)	Filing of Amendments
	(c)	Delivery of Registration Statements
	(d)	Delivery of Prospectuses
	(e)	Continued Compliance with Securities Laws
	(f)	Blue Sky Qualifications
	(g)	Restriction on Sale of Debt Securities
	(h)	Rule 158
	(i)	[Reserved]
	(j)	Use of Proceeds
	(k)	[Reserved].
	(l)	[Reserved].
	(m)	Reporting Requirements
	(n)	DTC

SECTION 4.	Payment of Expenses.

	(a)	Expenses
	(b)	Termination of Agreement

SECTION 5.	Conditions of Underwriters’ Obligations

	(a)	Effectiveness of Registration Statement
	(b)	Opinions of Counsel for Company
	(c)	Opinion of Counsel for Underwriters
	(d)	Officers’ Certificate
	(e)	Accountant’s Comfort Letter
	(f)	Bring-down Comfort Letter
	(g)	[Reserved].
	(h)	[Reserved].
	(i)	[Reserved].
	(j)	Additional Documents
	(k)	Termination of Agreement
	(l)	Indenture and Securities

SECTION 6.	Indemnification.

	(a)	Indemnification of Underwriters
	(b)	Indemnification of Company, Directors and Officers
	(c)	Actions Against Parties; Notification
	(d)	Settlement Without Consent if Failure to Reimburse

ii

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ARCH CAPITAL GROUP LTD.

(a Bermuda limited company)

$300,000,000

7.35% Senior Notes due 2034

UNDERWRITING AGREEMENT

Dated as of April 29, 2004

Goldman, Sachs & Co.

J.P. Morgan Securities Inc.

Credit Suisse First Boston LLC

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

Banc of America Securities LLC

Wachovia Capital Markets, LLC
as Representatives of the several Underwriters

c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004
and
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York  10017

Ladies and Gentlemen:

Arch Capital Group Ltd., a Bermuda company (the “Company”), confirms its agreement with Goldman, Sachs & Co., J.P. Morgan Securities Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Goldman, Sachs & Co., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Wachovia Capital Markets, LLC are acting as representatives (in such capacity, the “Representatives”), with respect to (i) the issue and sale by the Company, and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in said schedule of $300,000,000 aggregate principal amount of the 7.35% Senior Notes due 2034 (the “Securities”).  The Securities are to be issued pursuant to an indenture (the “Indenture”) to be dated as of the Closing Time (as defined in Section 2(c)) between the Company and JPMorgan Chase Bank, a New York banking corporation, as trustee (the “Trustee”).  Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depositary Trust Company (“DTC”) pursuant to a letter agreement to be dated as of the Closing Time among the Company, the Trustee and DTC.

The Company understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-110190), including a preliminary prospectus relating to the Securities, which relates to the offering from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), of certain of its debt and equity securities (including the Securities), and has filed amendments thereto on or prior to the date of this Agreement.  Such registration statement, as amended on or prior to the date of this Agreement, has been declared effective by the Commission.  As provided in Section 3(d), a prospectus supplement reflecting the terms of the offering of the Securities and the other matters set forth therein has been filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”).  Such prospectus supplement is herein referred to as the “Prospectus Supplement.”  The information included in such prospectus supplement that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A is herein referred to as the “Rule 430A Information.”  Such registration statement, as amended on or prior to the date of this Agreement, including the Rule 430A Information, exhibits thereto, the schedules thereto and the documents incorporated by reference therein, are herein called the “Registration Statement,” and the prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus Supplement, including all material incorporated by reference therein as of the date of the prospectus supplement dated the date hereof (the “Final Prospectus Supplement”), is herein called the “Prospectus.”  Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein referred to as the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the Rule 462(b) Registration Statement.  No document has been or will be prepared or distributed in reliance on Rule 434 under the 1933 Act.  For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).  A “preliminary prospectus” shall be deemed to refer to any prospectus that omitted, as applicable the Rule 430A Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to 424 (b) of the 1933 Act Regulations and was used after effectiveness and prior to the initial delivery of the Prospectus to the Underwriters by the Company.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is so incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing, of any document under the Securities Exchange Act of 1934 (the “1934 Act”) which is incorporated by reference in the Registration Statement after the date of the Final Prospectus Supplement, such preliminary prospectus or the Prospectus, as the case may be.

SECTION 1.           Representations and Warranties of the Company.

(a)           Representations and Warranties by the Company.  The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter, as follows:

(i)            Compliance with Registration Requirements.  The Company meets the requirements for use of Form S-3 under the 1933 Act.  Each of the Registration Statement and any 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.  No document has been or will be prepared or distributed in reliance on Rule 434 under the 1933 Act.

At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended (the “1939 Act”) and the rules and regulations of the Commission promulgated thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendments or supplements thereto, at the dates thereof and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The representations and warranties in this subsection shall (a) not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Goldman, Sachs & Co. or J.P. Morgan Securities Inc. expressly for use in the Registration Statement or Prospectus and (b)  not apply to the portion of the Registration Statement that constitutes the Trustee’s Statement of Eligibility.

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii)           Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus or any amendment or supplement thereto, at the time they were or hereafter are filed with the

Commission, complied or will comply, as the case may be, in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations or the 1934 Act and the rules and regulations of the Commission thereunder (the “1934 Act Regulations”), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the date of the Prospectus and at the Closing Time, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii)          Independent Accountants.  The accountants who certified the financial statements and supporting schedules included in the Registration Statement and the Prospectus are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

(iv)          Financial Statements.  The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, included in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein.  The selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus.  In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements.  The financial information included under the captions “Summary Historical Consolidated Financial and Operating Data” and under the line item and column “As Adjusted” under “Capitalization,” respectively, in the Prospectus presents fairly the information shown therein, and has been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein and any as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(v)           No Material Adverse Change in Business.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed therein, (A) there has been no material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock and (D) there has been no material change in the long-term debt of the Company, except for the issuance of the Securities as contemplated herein.

(vi)          Good Standing of the Company.  The Company has been duly organized and is validly existing as a limited company in good standing under the laws of Bermuda and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Indenture; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(vii)         Good Standing of Subsidiaries.  Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such subsidiary (other than up to 10,789.98 preferred shares that may be issued in the ordinary course of business by Alternative Re Holdings Limited, Alternative Insurance Company Limited and Alternative Re, Ltd. in connection with their “rent-a-captive” business) has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.  The term subsidiary includes the subsidiaries listed on Schedule B hereto.  The only material subsidiaries of the Company are the subsidiaries listed on Schedule B hereto.

(viii)        Capitalization.  The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus, pursuant to the exercise of convertible securities or options referred to in the Prospectus or otherwise disclosed in the Prospectus and the issuance of 4,688,750 common shares in March 2004, as disclosed in the Prospectus).  The issued and outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

(ix)           Authorization of Agreement, Indenture and Securities.  (a)  This Agreement has been duly authorized, executed and delivered by the Company.

(b)           The Indenture has been duly authorized by the Company and, when executed and delivered by each of the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).  At the Closing Time, the Indenture will be qualified under the 1939 Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(c)           The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by any applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and by the effect of general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(x)            Description of the Securities and the Indenture.  The statements in the Prospectus under the caption “Description of the Notes,” insofar as such statements purport to constitute a summary of the terms of the Securities and the Indenture, present materially accurate, fair and complete summaries of the terms of the Securities and the Indenture.

(xi)           Absence of Claim to Commission or Fee.  Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person  that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xii)          Absence of Defaults and Conflicts.  The Company is not in violation of its memorandum of association or bye-laws.  None of the Company’s subsidiaries is in violation of its organizational documents, except for such violations that would not, singly or in the aggregate, have a Material Adverse Effect.  Neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively,

“Agreements and Instruments”) except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture and the Securities and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter or by-laws of the Company or any subsidiary or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (except where such violations with respect to this Section 1(xii)(ii) would not, singly or in the aggregate, have a Material Adverse Effect).  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(xiii)         Compliance with Laws.  The Company and each of its subsidiaries is in compliance with the requirements of all laws, ordinances, governmental regulations or court decree to which it may be subject, and has filed all notices, reports, documents or other information required to be filed thereunder except where the failure to so comply or file would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xiv)        Absence of Labor Dispute.  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xv)         Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary (other than as disclosed in the Registration Statement) which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder.  The aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xvi)        Exhibits.  There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

(xvii)       Possession of Intellectual Property.  The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to possess such Intellectual Property would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xviii)      Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement or the Indenture, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act or other applicable state securities laws including the laws of Bermuda.

(xix)         Possession of Licenses and Permits.  The Company and its subsidiaries (i) possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or Bermuda or other foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and (ii) are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, have a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which would, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, have a Material Adverse Effect.

(xx)          Title to Property.  The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any leases or subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties as described in the Prospectus, or affecting or questioning the rights of the Company or any subsidiary to the continued possession of the leased or subleased premises under any lease or sublease which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxi)         Compliance with Cuba Act.  The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder (collectively, the “Cuba Act”) or is exempt therefrom.

(xxii)        Investment Company Act.  Neither the Company nor any of its subsidiaries is, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxiii)       1934 Act Reporting.  The Company is subject to the reporting requirements of Section 13 of the 1934 Act and files reports with the Commission on EDGAR.

(xxiv)       No Manipulation.  None of the Company, its affiliates or to the best of the Company’s knowledge, any of its officers or directors has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, in each case, in any manner that would violate the 1933 Act, the 1934 Act, or the rules and regulations of the Commission.

(xxv)        Insurance Laws.  Each of the Insurance Subsidiaries is duly licensed or authorized as an insurer or reinsurer in each jurisdiction where it is required to be so licensed or authorized in order to conduct its business as described in the Prospectus.  Each of the Company and its subsidiaries that is so required, has filed all reports, information statements and other documents with the insurance regulatory authorities of its jurisdiction of incorporation and domicile as are required to be filed pursuant to the insurance statutes of such jurisdictions, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (the “Insurance Laws”), and has duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Insurance Laws, except where the failure to file such statements or reports or pay such taxes would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, and each of the Company and its subsidiaries maintains its books and records in accordance with the Insurance Laws, except where the failure to so maintain its books and records would not reasonably be expected to have a Material Adverse Effect.  Each of the Company and its subsidiaries is in compliance with the requirements of the Insurance Laws of its jurisdiction of incorporation and the Insurance Laws of other jurisdictions which are applicable to the Company or such subsidiary except where the failure to comply would not reasonably be expected to have a Material Adverse Effect.  Except as disclosed in the Prospectus, the Company and each of the Insurance Subsidiaries and Holding Company Subsidiaries has received approvals of acquisition of control and/or affiliate transactions in each jurisdiction where such approvals are required.

(xxvi)       Full Force and Effect of Treaties.  Except as disclosed in the Prospectus, all retrocessional and reinsurance treaties, contracts and arrangements to which the Company or any of the subsidiaries is a party are in full force and effect and none of the Company or any of its subsidiaries is in violation of, or in default in the performance, observance or fulfillment of, any obligation, agreement, covenant or condition contained therein, except where the failure to be in full force and effect and except where any such violation or default would not, singly or in the aggregate, have a Material Adverse Effect; none of the Company or any of its subsidiaries has received any written notice from any of the other parties to such treaties, contracts or agreements which are material to its business that such other party intends not to perform in any material respect such treaty, contract or agreement, and none of the Company and its subsidiaries have been notified in writing that any of the parties to such treaties, contracts or agreements will be unable to perform such treaty, contract, agreement or arrangement, except where such non-performance would not, singly or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(xxvii)      Dividends.  Except as described in the Prospectus, no insurance regulatory agency or body has issued any order or decree, impairing, restricting or prohibiting the payment of dividends of any company, including the Company or subsidiary to its respective parent which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxviii)     Change in Insurance Laws or Regulations.  Except as described in the Prospectus, to the knowledge of the Company, its Insurance Subsidiaries and Holding Subsidiaries, no change in any insurance law or regulation is pending that would reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(xxix)       Absence of Registration Rights.  Except as disclosed in the Prospectus, no person or entity has the right to require registration of common shares or other securities of the Company because of the filing or effectiveness of the Registration Statement or sale of the Securities or otherwise, except for persons and entities who have expressly waived such right in writing.

(xxx)        Internal Accounting and Controls.  The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with United States generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxi)       Compliance with Sarbanes-Oxley.  The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, including the related rules and regulations promulgated thereunder by the Commission and the Nasdaq National Market, Inc. (the “Nasdaq National Market”) except where failure to comply would not, singly or in the aggregate, have a Material Adverse Effect.

(b)           Officer’s Certificates.  Any certificate signed by any officer of the Company or any of its subsidiaries, on behalf of the Company, delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

SECTION 2.           Sale and Delivery to Underwriters; Closing.

(a)           Sale of Securities.  On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the purchase price set forth in Schedule C, the aggregate principal amount of Securities set forth in Schedule A hereto opposite the name of such Underwriter, plus any additional number of Initial Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

(b)           [Reserved].

(c)           Payment.  Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch on behalf of the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. Goldman, Sachs & Co., individually and not as a representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time, but such payment shall not relieve such Underwriter from its obligations hereunder.

(d)           Denominations; Registration.  Certificates for the Securities shall be in such denominations ($1,000 or integral multiples of $1,000 in excess thereof) and registered in such names as the Representatives may request in writing at least two full business days before the Closing Time.  The certificates for the Securities will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time.

(e)           Representations, Warranties and Covenants of the Underwriters.  The Underwriters, severally and not jointly, hereby each represent and warrant to, and agree with the Company that it will offer and sell the Securities only upon the terms and conditions set forth in Annex I hereto.

SECTION 3.           Covenants of the Company.  The Company covenants with each Underwriter as follows:

(a)           Compliance with Securities Regulations and Commission Requests.  Prior to the termination of the offering of the Securities, the Company, subject to Section 3(b), will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed or any document that would as a result thereof be incorporated by reference in the Prospectus shall have been filed and (ii) of the receipt of any comments from the Commission.  Notwithstanding the foregoing, the Company will comply with the requirements of Rule 430A, and will notify the Representatives immediately, and confirm the notice in writing, (i) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information that relates to the Securities, the offering thereof or any information incorporated by reference in the Prospectus as of its date and (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes.  Prior to the termination of the offering of the Securities, the Company has effected filings or will effect filings necessary pursuant to Rule 424(b) and has taken such steps as it deems necessary to ascertain whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission.  The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)           Filing of Amendments.  Prior to the termination of the offering of the Securities, the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act, the 1939 Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object.

(c)           Delivery of Registration Statements.  Prior to the termination of the offering of the Securities, the Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives for each of the Underwriters, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits).  The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)           Delivery of Prospectuses.  The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies in connection with the offering of the Securities or as required or permitted by the 1933 Act.  The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)           Continued Compliance with Securities Laws.  The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations, the 1939 Act and the rules and regulations thereunder and other applicable securities laws including the laws of Bermuda so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus.  If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 4(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)            Blue Sky Qualifications.  The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

(g)           Restriction on Sale of Debt Securities.  The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act, any debt securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction until the Closing Date.

(h)           Rule 158.  The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(i)            [Reserved].

(j)            Use of Proceeds.  The Company will use the net proceeds received by it from the sale of the Securities in the manner described in the Prospectus under “Use of Proceeds.”

(k)           [Reserved].

(l)            [Reserved].

(m)          Reporting Requirements.  The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(n)           DTC.  The Company will cooperate with the Representatives and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

SECTION 4.           Payment of Expenses.

(a)           Expenses.  The Company will pay expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company’s counsel, accountants and other advisors, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (v) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (vii) the fees and expenses of any transfer agent or registrar for the Securities, (viii) the filing fees incident to the review by the National Association of Securities Dealers, Inc. (the “NASD”) of the terms of the sale of the Securities, (ix) any fees charged by securities rating services for rating the Securities, (x) the cost of preparing the Securities and (xi) the fees and expenses of the Trustee and any agent of the Trustee and the reasonable fees and disbursements of counsel for any Trustee in connection with the Indenture and the Securities.

(b)           Termination of  Agreement.  If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

SECTION 5.           Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or  any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a)           Effectiveness of Registration Statement.  The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters.  A prospectus containing the Rule

430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b)           Opinions of Counsel for Company.  At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of (a) Cahill Gordon & Reindel LLP, counsel for the Company, (b) Conyers Dill & Pearman, Bermuda counsel for the Company and (c) Lamson, Dugan & Murray LLP, Nebraska counsel for the Company, each in form and substance satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth in Exhibits A-1, A-2 and A-3 hereto and to such further effect as counsel to the Underwriters may reasonably request.

(c)           Opinion of Counsel for Underwriters.  At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Willkie Farr & Gallagher LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.  In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives.  Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

(d)           Officers’ Certificate.  At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Company signed by the President or a Vice President of the Company and by the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

(e)           Accountant’s Comfort Letter.  At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

(f)            Bring-down Comfort Letter.  At the Closing Time, the Representatives shall have received from PricewaterhouseCoopers a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

(g)           [Reserved].

(h)           [Reserved].

(i)            [Reserved].

(j)            Additional Documents.  At Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

(k)           Termination of Agreement.  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time and such  termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

(l)            Indenture and Securities.  At the Closing Time, the Company and the Trustee shall each have executed and delivered the Indenture (with a copy to the Representatives) and the certificates representing the Securities shall have been executed and delivered by the Company and authenticated by the Trustee in accordance with the terms of the Indenture.

SECTION 6.           Indemnification.

(a)           Indemnification of Underwriters.  The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (the “Designated Entities”) as follows:

(i)            against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)           against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

(iii)          against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Goldman, Sachs & Co. & J.P. Morgan Securities Inc.), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of (a) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. & J.P. Morgan Securities Inc. expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (b) the portion of the Registration Statement that constitutes the Trustee’s Statement of Eligibility; and provided further that the Company will not be liable to an Underwriter with respect to any preliminary prospectus to the extent that the Company shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that such Underwriter, in contravention of a requirement of this Agreement or applicable law, sold Securities to a person to whom such Underwriter failed to send or give, at or prior to the Closing Date, a copy of the Prospectus, as then amended or supplemented if: (i) the Company has previously furnished copies thereof (sufficiently in advance of the Closing Date to allow for distribution by the Closing Date) to the Underwriters and the loss, liability, claim, damage or expense of such Underwriter resulted from an untrue statement or omission of a material fact contained in or omitted from the preliminary prospectus which was corrected in the Prospectus as, if applicable, amended or supplemented prior to the Closing Date and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such person and (ii) such failure to give or send such Prospectus by the Closing Date to the party or parties asserting such loss, liability, claim, damage or expense would have constituted the sole defense to the claim asserted by such person.

(b)           Indemnification of Company, Directors and Officers.  Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. or J.P. Morgan Securities Inc. expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(c)           Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Goldman, Sachs & Co. and J.P. Morgan Securities Inc. (subject to reasonable satisfaction of the Company) and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company (subject to reasonable satisfaction of the Underwriters).  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each named indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse in accordance with the terms hereof, the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed, in accordance with the terms hereof, such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

SECTION 7.           Contribution.  If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses referred to in Section 6 incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount and commissions received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.  The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.

SECTION 8.           Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

SECTION 9.           Termination of Agreement.

(a)           Termination; General.  The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus (exclusive of any supplement or amendment thereto), (i) any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) any downgrading in the rating of any debt securities of the Company by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), or (iii) any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak of hostilities or escalation thereof, any declaration of war by Congress or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iv) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

(b)                                 Liabilities.  If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof; and provided further that Sections 6, 7 and 8 shall survive such termination and remain in full force and effect.

SECTION 10.                          Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(a)                                  if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)                                 if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.  As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

SECTION 11.                          Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to Goldman, Sachs & Co., attention: Prospectus Department, 85 Broad Street, New York, New York 10004, and J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, attention: High Grade Syndicate Desk.  Notices to the Company shall be directed to it at Wessex House, 3rd Floor, 45

Reid Street, Hamilton HM12 Bermuda, attention of Secretary with a copy to Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, attention of Immanuel Kohn, Esq.

SECTION 12.                          Parties.  This Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.                          GOVERNING LAW AND TIME; CONSENT TO JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

(a)                             With respect to any suit, action or proceeding against its arising out of or relating to this Agreement, the Company irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Courts in each case located in the Borough of Manhattan, City and State of New York.  In addition, the Company irrevocably waives any objection which is may now or hereafter have to the laying of venue of such suit, action or proceeding brought in any such court and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b)                            For purposes of any such suit, action or proceeding brought in any of the foregoing courts, the Company agrees to maintain an agent for service of process in the Borough of Manhattan, City and State of New York, at all times while any Securities shall be outstanding, and for that purpose the Company hereby irrevocably designates Cahill, Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, c/o Immanuel Kohn, as its agent to receive on its behalf service of process (with a copy of all such service of process to be delivered to Arch Capital Group Ltd. Wessex House, Attention:  Chief Financial Officer) brought against it with respect to any such proceeding in any such court in the Borough of Manhattan, City and State of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York.  In the event that such agent for service of process resigns or creases to serve as the agent of the Company, the Company agrees to give notice as provided in Section 11 herein of the name and address of any new agent for service of process with respect to it appointed hereunder.

(c)                             If, despite the foregoing, in any such suit, action or proceeding brought in any of the aforesaid courts, there is for any reason no such agent for service of process of the Company available to be served, then to the extent that service of process by mail shall then be permitted by applicable law, the Company further irrevocably consents to the service of process on it in any such suit, action or proceeding in any such court by the mailing thereof by registered or certified mail, postage prepaid, to it at its address given in or pursuant to Section 11 hereof.

(d)                            Nothing herein contained shall preclude any party from effecting service of process in any lawful manner or from bringing any suit, action or proceeding in respect of this Agreement in any other state, country or place.

SECTION 14.                          Effect of Headings.  The Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

Very truly yours,

ARCH CAPITAL GROUP LTD.

		By	/s/ John D. Vollaro
Name: John D. Vollaro
Title: Executive Vice President, Chief Financial Officer and Treasurer

CONFIRMED AND ACCEPTED,
as of the date first above written:

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.
Credit Suisse First Boston LLC
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Banc of America Securities LLC
Wachovia Capital Markets, LLC

By:	GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

By:	J.P. MORGAN SECURITIES INC.

By:	/s/ Robert Bottamedi
Robert Bottamedi
Vice President

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

SCHEDULE A

Name of Underwriter	Principal Amount of Securities to be Purchased
Goldman, Sachs & Co.	$120,000,000
J.P. Morgan Securities Inc.	60,000,000
Credit Suisse First Boston LLC	30,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	30,000,000
Banc of America Securities LLC	30,000,000
Wachovia Capital Markets, LLC	30,000,000
Total	$300,000,000

Sch A-1

SCHEDULE B

List of subsidiaries

Name

Arch Reinsurance Ltd.
Arch Capital Group (U.S.) Inc.
Arch Capital Services Inc.
Arch Excess & Surplus Insurance Company
Arch Insurance Company (Europe) Ltd.
Arch Insurance Company
Arch Insurance Group Inc.
Arch Reinsurance Company
Arch Specialty Insurance Company
Arch Specialty Insurance Agency, Inc.
Arch Capital Holdings Ltd.
Hales & Company, Inc.
Arch Capital UK Ltd.
American Independent Insurance Holding Company
American Independent Services Company, Inc.
American Independent Insurance Company
C&L Insurance Agency, Inc.
Arch Risk Transfer Services Ltd.
Alternative Re Holdings Limited
Alternative Underwriting Services Limited
Alternative Re Limited
Alternative Insurance Company Limited
Personal Service Insurance Company
Anson B. Smith & Co.
Western Diversified Casualty Insurance Company

Sch B-1

SCHEDULE  C

ARCH CAPITAL GROUP LTD.

1.                                       The initial public offering price of the Securities to investors shall be 99.689% of the aggregate principal amount thereof, plus accrued interest, if any, from the date of issuance.

2.                                       The purchase price to be paid by each Underwriter for the aggregate principal amount of Securities to be purchased by such Underwriter pursuant to the provisions of the Underwriting Agreement to which this Schedule C is attached shall be an amount equal to 98.814% of the aggregate principal amount being purchased by such Underwriter.

3.                                       The interest rate on the Securities shall be 7.35% per annum.

Sch C-1

SCHEDULE D

[Reserved]

Sch D-1

Exhibit A-1

[COMPANY COUNSEL OPINION]

A-1-1

Exhibit A-2

[COMPANY BERMUDA COUNSEL OPINION]

A-2-1

Exhibit A-3

[NEBRASKA REGULATORY COUNSEL OPINION]

A-3-1

Exhibit B

[Reserved]

B-1

Annex I

Each Underwriter agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions.  Each Underwriter understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.  Each Underwriter agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the express written consent of Goldman, Sachs & Co. and J.P. Morgan Securities Inc. and then only at its own risk and expense.

I-1